Deal Summary Report

CSFB05-10G4BBG

				Assumptions							Collateral
Settlement	31-Oct-05	Prepay		100 PPC					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Nov-05	Default		0 CDR					$55,319,149.00	7.015	358	2	3.88
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
4A1	50,000,000.00	6.5	11/05 - 08/35	3.48		0	0	Interp			270.83	0	1-Oct-05	FIX
4A2	2,000,000.00	6.5	11/05 - 08/35	3.48		0	0	Interp			10.83	0	1-Oct-05	FIX
4B1	3,319,149.00	6.5	11/10 - 08/35	10.13		0	0	Interp			17.98	0	1-Oct-05	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.826	4.054	4.069	4.112	4.293	4.557	4.167	4.454	4.497	4.568	4.724	5.009

CSFB05-10G4BBG - Dec - 4A1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	90	80	70	60
25-Oct-07	100	79	59	43	28
25-Oct-08	100	68	44	25	12
25-Oct-09	100	59	32	14	3
25-Oct-10	100	51	22	6	0
25-Oct-11	100	45	16	3	0
25-Oct-12	100	39	11	1	0
25-Oct-13	100	34	8	0	0
25-Oct-14	100	30	6	0	0
25-Oct-15	100	26	5	0	0
25-Oct-16	97	22	3	0	0
25-Oct-17	95	19	3	0	0
25-Oct-18	92	16	2	0	0
25-Oct-19	89	14	1	0	0
25-Oct-20	86	12	1	0	0
25-Oct-21	82	10	1	0	0
25-Oct-22	79	8	1	0	0
25-Oct-23	75	7	*	0	0
25-Oct-24	71	6	*	0	0
25-Oct-25	66	5	*	0	0
25-Oct-26	61	4	*	0	0
25-Oct-27	56	3	*	0	0
25-Oct-28	50	3	*	0	0
25-Oct-29	44	2	*	0	0
25-Oct-30	38	1	*	0	0
25-Oct-31	31	1	*	0	0
25-Oct-32	24	1	*	0	0
25-Oct-33	16	*	*	0	0
25-Oct-34	8	*	*	0	0
25-Oct-35	0	0	0	0	0

WAL	22.12	7.1	3.48	2.13	1.53
Principal Window	Sep15-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Jun13	Nov05-May10

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G4BBG - Dec - 4A2

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	90	80	70	60
25-Oct-07	100	79	59	43	28
25-Oct-08	100	68	44	25	12
25-Oct-09	100	59	32	14	3
25-Oct-10	100	51	22	6	0
25-Oct-11	100	45	16	3	0
25-Oct-12	100	39	11	1	0
25-Oct-13	100	34	8	0	0
25-Oct-14	100	30	6	0	0
25-Oct-15	100	26	5	0	0
25-Oct-16	97	22	3	0	0
25-Oct-17	95	19	3	0	0
25-Oct-18	92	16	2	0	0
25-Oct-19	89	14	1	0	0
25-Oct-20	86	12	1	0	0
25-Oct-21	82	10	1	0	0
25-Oct-22	79	8	1	0	0
25-Oct-23	75	7	*	0	0
25-Oct-24	71	6	*	0	0
25-Oct-25	66	5	*	0	0
25-Oct-26	61	4	*	0	0
25-Oct-27	56	3	*	0	0
25-Oct-28	50	3	*	0	0
25-Oct-29	44	2	*	0	0
25-Oct-30	38	1	*	0	0
25-Oct-31	31	1	*	0	0
25-Oct-32	24	1	*	0	0
25-Oct-33	16	*	*	0	0
25-Oct-34	8	*	*	0	0
25-Oct-35	0	0	0	0	0

WAL	22.12	7.1	3.48	2.13	1.53
Principal Window	Sep15-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Jun13	Nov05-May10

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G4BBG - Dec - 4B1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	100
25-Oct-09	100	100	100	100	100
25-Oct-10	100	100	100	100	76
25-Oct-11	100	96	92	88	39
25-Oct-12	100	91	83	73	21
25-Oct-13	100	85	70	53	11
25-Oct-14	100	77	56	34	6
25-Oct-15	100	67	43	21	3
25-Oct-16	97	58	32	13	1
25-Oct-17	95	49	23	8	1
25-Oct-18	92	42	17	5	*
25-Oct-19	89	36	13	3	*
25-Oct-20	86	30	9	2	*
25-Oct-21	82	26	7	1	*
25-Oct-22	79	22	5	1	*
25-Oct-23	75	18	4	*	*
25-Oct-24	71	15	3	*	*
25-Oct-25	66	12	2	*	*
25-Oct-26	61	10	1	*	*
25-Oct-27	56	8	1	*	*
25-Oct-28	50	6	1	*	*
25-Oct-29	44	5	*	*	*
25-Oct-30	38	4	*	*	*
25-Oct-31	31	3	*	*	*
25-Oct-32	24	2	*	*	*
25-Oct-33	16	1	*	*	*
25-Oct-34	8	*	*	*	*
25-Oct-35	0	0	0	0	0

WAL	22.12	13.16	10.13	8.55	6.13
Principal Window	Sep15-Aug35	Nov10-Aug35	Nov10-Aug35	Nov10-Aug35	May10-Aug35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G4BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	91	81	72	62
25-Oct-07	100	80	62	46	32
25-Oct-08	100	70	47	29	17
25-Oct-09	100	62	36	19	9
25-Oct-10	100	54	27	12	5
25-Oct-11	100	48	21	8	2
25-Oct-12	100	42	16	5	1
25-Oct-13	100	37	12	3	1
25-Oct-14	100	33	9	2	*
25-Oct-15	100	29	7	1	*
25-Oct-16	97	25	5	1	*
25-Oct-17	95	21	4	1	*
25-Oct-18	92	18	3	*	*
25-Oct-19	89	15	2	*	*
25-Oct-20	86	13	1	*	*
25-Oct-21	82	11	1	*	*
25-Oct-22	79	9	1	*	*
25-Oct-23	75	8	1	*	*
25-Oct-24	71	6	*	*	*
25-Oct-25	66	5	*	*	*
25-Oct-26	61	4	*	*	*
25-Oct-27	56	3	*	*	*
25-Oct-28	50	3	*	*	*
25-Oct-29	44	2	*	*	*
25-Oct-30	38	2	*	*	*
25-Oct-31	31	1	*	*	*
25-Oct-32	24	1	*	*	*
25-Oct-33	16	*	*	*	*
25-Oct-34	8	*	*	*	*
25-Oct-35	0	0	0	0	0

WAL	22.12	7.46	3.88	2.51	1.81
Principal Window	Sep15-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.